UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 13, 2017

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of Principal Executive Offices) (Zip Code)

(678) 620-3186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2017, the Company filed with the Secretary of State of the State of Nevada Certificate of Designation of Preferences, Rights and Limitations of Common Stock (Class W), establishing the terms of the Common Stock (Class W). A copy of the Certificate of Designation of Preferences, Rights and Limitations of Common Stock (Class W) is included as an exhibit to this report and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Common Stock (Class W)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/S/ Jack W. Callicutt
Name: Jack W. Callicutt
Title: Chief Financial Officer

Date: February 17, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Common Stock (Class W)